Shanghai Haozong Rubber & Plastic Technology Co., Ltd.
Sales Contract

Supplier: Shanghai Haozong Rubber & Plastic Technology Co., Ltd.
Address: Room 1407, No. 218, Hengfeng Road, Zhabei District, Shanghai

Demander: Rubber Leaf Sealing Products (Zhejiang) Co., Ltd.
Address: Qixing Road, Weng'ao Industrial Zone, Chunhu Town, Fenghua District, Ningbo City, Zhejiang Province

Contract No.	SHHZ210903-RBL
Date:	9/3/2021
Location:	SHANGHAI

1) The supplier and the buyer agree to buy and sell the following products in accordance with the conditions stipulated in this contract:

Products	Unit	Amount	Unit Price (W/T)	Total (W/T)	Remarks
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]				8,754,970.00	
[redacted]	rmb捌佰柒拾伍万肆仟玖佰柒拾				

2) Delivery/Shipment: Payment within 30 days after invoicing

3) Payment terms: cash

4) Pickup method: delivery.

5) Remarks: If the buyer fails to fulfill the above terms of delivery and shipment, the supplier has the right to terminate the contract after notifying the buyer. This contract will be executed from the above-mentioned date after it has been signed by the duly authorized representatives of both parties. Hereby prove!

Account Name: Shanghai Haozong Rubber & Plastic Technology Co., Ltd.

Account Bank: Zhejiang Chouzhou Commercial Bank Shanghai Branch

Account: 56567012010090046711

Supplier: Shanghai Haozong Rubber & Plastic Technology Co., Ltd.

By: /s/ Changwei Hua

Legal Representative: Changwei Hua

Date: 09/03/2021

Buyer: Rubber Leaf Sealing Products (Zhejiang) Co., Ltd.

By: /s/ Hua Wang

Legal Rpresentative: Hua Wang

Date: 09/03/2021